LEGG MASON INVESTMENT TRUST

SUPPLEMENT DATED FEBRUARY 8, 2013

TO THE PROSPECTUS DATED MAY 1, 2012 OF

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

The following text replaces the section of the fund’s prospectus titled “More on fund management – Manager, adviser and administrator”:

LMM LLC (“LMM” or the “manager”), with offices at 100 International Drive, Baltimore, Maryland 21202, provides the fund with investment advisory and management services, except for management of cash and short-term instruments, and provides certain oversight services to the fund.

LMM has delegated certain advisory responsibilities to Legg Mason Capital Management, LLC (“LMCM” or the “adviser”). LMCM, with offices at 100 International Drive, Baltimore, Maryland 21202, manages assets for clients around the globe including corporations, public funds, government entities, endowments, foundations and individual investors. Clients invest with LMCM through separately managed accounts, subadvised funds and Legg Mason-sponsored mutual funds. Since 1982, with the introduction of Legg Mason Capital Management Value Trust, LMCM has distinguished itself by applying its distinct value investment process. LMCM had aggregate assets under management of approximately $6.8 billion as of December 31, 2012.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “administrator”). LMPFA, located at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $461.9 billion.

LMCM, LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2012, Legg Mason’s asset management operations had aggregate assets under management of approximately $648.9 billion.

Please retain this supplement for future reference.

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